EXHIBIT 10.02

                           STANDARD OFFICE LEASE-GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions")

         1.1. PARTIES: This Lease, dated, for reference purposes only, SEPTEMBER 22, 1999, is made by and between MARINA GLENCOE, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY (herein called "Lessor") and YUPI INTERNET, INC., a Florida corporation doing business under the name of YUPI.COM (herein called "Lessee").

         1.2. PREMISES: Suite Number(s): C-209, located on the SECOND floor(s), consisting of approximately 1942 feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

         1.3. BUILDING: Commonly described as being located at 4223 GLENCOE AVE., in the City of MARINA DEL REY,

County of LOS ANGELES,

State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

         1.4. USE: General Office, subject to paragraph 6.

         1.5. TERM: APPROXIMATELY THREE YEARS commencing OCTOBER 7, 1999 ("Commencement Date") and ending OCTOBER 31, 2002, as defined in paragraph 3.

         1.6. BASE RENT: $3,884.00 per month, payable on the FIRST (1ST) day of each month, per paragraph 4.1.

         1.7. BASE RENT INCREASE: On the FIRST (1ST) ANNIVERSARY AND EACH SUBSEQUENT ANNIVERSARY THEREAFTER, the monthly Base Rent payable under paragraph
1.6 above shall be adjusted as provided in paragraph 61 below.

         1.8. RENT PAID UPON EXECUTION: $3,884.00 for the FIRST (1ST) MONTH'S BASE RENT.

         1.9. SECURITY DEPOSIT: $15,536.00 paid upon execution - see paragraph 75 below.

         1.10. LESSEE'S SHARE OF OPERATING EXPENSE INCREASE: 3% as defined in Paragraph 4.2.

2. PREMISES, PARKING AND COMMON AREAS.

         2.1. PREMISES. The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

         2.2. VEHICLE PARKING. So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use FOUR (4) parking spaces in the Office Building Project at NO CHARGE. TO AVAILABILITY IN THE SOLE DISCRETION OF LESSOR, LESSEE MAY RENT AND USE ADDITIONAL PARKING PRIVILEGES AT the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee. THE CURRENT MONTHLY RATE IS $50 PER MONTH PER PRIVILEGE.

                  2.2.1. If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3. COMMON AREAS - DEFINITION. The Term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, contractors, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, excalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4. COMMON AREAS-RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

         2.5. COMMON AREAS-CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  2.5.1. To make changes to the Building interior and exterior and Common Areas, including without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

                  2.5.2. To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  2.5.3. To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                  2.5.4. To add additional buildings and improvements to the Common Areas;

                  2.5.5. To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building, or any portion thereof; and/or

                  2.5.6. To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. TERM

         3.1. Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

         3.2. DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee here under or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                  3.2.1. POSSESSION TENDERED-DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) Lessee has reasonable access to the Premises, and (2) two (2) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1) above of this paragraph 3.2.1.

                  3.2.2. DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

         3.3. EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy,.

         3.4. UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the commencements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the commencement Date.

4. RENT

         4.1. BASE RENT. Subject to adjustments as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic

Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2. OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

                  4.2.1. "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project . It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

                  4.2.2. "Base Year" is defined as the calendar year ENDING DECEMBER 31, 2000.

                  4.2.3. "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                  4.2.4. "Operating Expenses" is defined. for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion for:

                    (I) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the office Building Project, including but not limited to, the following:

                           (1) The Common Areas, including their surfaces,
coverings decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and gates; and

                           (2) All heating, air conditioning, plumbing,
electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems, sprinkler system maintenance and repair.

                    (II) Trash disposal, janitorial and security services;

                    (III) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                    (IV) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                    (V) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

                    (VI) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                    (VII) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools used in maintaining and/or cleaning the Office Building Project, accounting, and a management fee attributable to the operation of the Office Building Project;

                    (VIII) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to the reasonable judgment of Lessor (including interest on the unamortized balance);

                    (IX) Replacements of equipment or improvements:

                           (1) Replacements of equipment or improvements that
have a useful life at commercially accepted rates of five (5) years or more, shall be amortized over such life according to the reasonable judgment of Lessor (including interest on the unamortized balance); and

                           (2) Replacements and improvements that have a useful
life of five (5) years or less according to reasonable judgment of Lessor.

                  4.2.5. Intentionally Deleted.

                  4.2.6. Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third Party, by any other tenant, or by insurance proceeds.

                  4.2.7. Lessee's Share of Operating Expense increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessors option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessors estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2.7 during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

         4.3. Rent Increase. SEE PARAGRAPH 61

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor, concurrently upon execution hereof, the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessors option, to the last assignee, if any, of Lessee's interest hereunder) within sixty (60) days following the expiration of the term hereof and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. The Lessee shall not have the right to apply the security deposit against rent owning during the final month(s) of the Term. SEE PARAGRAPH 75.

6. USE.

         6.1. USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or for any other use which is reasonably comparable to that use and for no other purpose.

         6.2. COMPLIANCE WITH LAW.

                  6.2.1. Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, do not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

                  6.2.2. Except as provided in paragraph 6.2.1, Lessee shall, at Lessee's expense, promptly comply with all applicable ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters, bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises or the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

         6.3. CONDITION OF PREMISES.

                  6.3.1. Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessors sole cost, rectify such violation.

                  6.3.2. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessors agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

         7.1. LESSOR'S OBLIGATION. Lessor shall keep the Office Building Project, including the Premises, exterior walls. roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on the account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessors failure to keep the Premises in good order, condition and repair.

         7.2. LESSEE'S OBLIGATION.

                  7.2.1. Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be accountable for the payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder and be reimbursed by Lessee.

                  7.2.2. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

         7.3. ALTERATIONS AND ADDITIONS.

                  7.3.1. Lessee shall not, without Lessors prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements , additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

                  7.3.2. Any alterations improvements additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                  7.3.3. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                  7.3.4. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the judgement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

                  7.3.5. All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3.1. Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3.5, Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                  7.3.6. Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements additions or Utility Installations.

         7.4. UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE; INDEMNITY.

         8.1. LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404) or equivalent, in an amount of not less that $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor being named as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

         8.2. LIABILITY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Project in an amount not less than $5,000,000.00 per occurrence.

         8.3. PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

         8.4. PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or other improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an Insured Loss as defined in paragraph 9.1.6 hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5. INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies and ENDORSEMENT NAMING LESSOR AS AN ADDITIONAL INSURED required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance and ENDORSEMENTS within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies furnish Lessor with renewals thereof.

         8.6. WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

         8.7. INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including, but not limited to the defense or pursuit of any claims or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice form Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee and to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8. EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage is caused by or results from theft, fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

         8.9. NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION

         9.1. DEFINITIONS.

                  9.1.1. "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                  9.1.2. "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

                  9.1.3. "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building..

                  9.1.4. "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                  9.1.5. "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                  9.1.6. "Insured Loss" shall mean damaged or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  9.1.7. "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by the lessees, other than those installed by Lessor at Lessee's expense.

         9.2. PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  9.2.1 Insured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent that the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                  9.2.2 Uninsured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of the Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may, at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

         9.3. PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject tot he provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may, at Lessor's option, either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and the Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         9.4. DAMAGE NEAR END OF TERM.

                  9.4.1 Subject to paragraph 9.4.2, if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

                  9.4.2 Notwithstanding paragraph 9.4.1, in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may, at Lessor's option, terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5. ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  9.5.1 In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  9.5.2 If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may, at Lessee's option, cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  9.5.3 Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

         9.6. TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7. WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

         10.1. PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

         10.2. ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at any time that Operating Expenses are payable under paragraph 4.2.3 the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3. DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or together income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4. JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5. PERSONAL PROPERTY TAXES.

                  10.5.1 Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                  10.5.2 If any of Lessee's said personal property shall be assess with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

         11.1. SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement fluorescent tubes and ballast for standard overhead fixtures.

         11.2. HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

         11.3. EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

         11.4. INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. ASSIGNMENT AND SUBLETTING.

         12.1. LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership or limited liability company, more than twenty-five percent (25%) of the profit and loss participation in such partnership or limited liability company.

         12.2. LESSEE AFFILIATE. Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate" provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3. TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  12.3.1 Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligation hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

                  12.3.2 Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                  12.3.3 Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

                  12.3.4 If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantor give their written consent to such sublease and the terms thereof.

                  12.3.5 The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                  12.3.6 In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                  12.3.7 Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                  12.3.8 The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

         12.4. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING:
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this ___________ whether or not expressly incorporated therein:

                  12.4.1. Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason for the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor;

                  12.4.2. No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing;

                  12.4.3. In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time for the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease;

                  12.4.4. No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent; and

                  12.4.5. With regard to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5. LESSOR'S EXPENSE. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor for any act proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

         12.6. CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or such assignment or subletting, whichever is greater.

13. DEFAULT; REMEDIES.

         13.1. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                  13.1.1 The vacation or abandonment of the Premises by Lessee; vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid;

                  13.1.2 The breach of Lessee of any of the covenants, conditions or provisions of paragraphs 7.3.1, 7.3.2 or 7.3.4 (alterations), 12.1 (assignment or subletting), 13.1.1 (vacation or abandonment), 13.1.5 (insolvency), 13.1.6 (false statement), 16.1 (estoppel certificate), 30.2 subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof;

                  13.1.3 The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph;

                  13.1.4 The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those reference in subparagraphs 13.1.2 or 13.1.3, above, where such failure shall continue for a period of thirty (30) days after written notice thereof from lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30 day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes;

                  13.1.5 (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1.5 is contrary to any applicable law, such provision shall be of no force or effect; and/or

                  13.1.6 The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

         13.2. REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which lessor may have by reason of such default:

                  13.2.1 Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses or reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by which the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 53 applicable to the unexpired term of this Lease;

                  13.2.2 Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder; and/or

                  13.2.3 Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3. DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

         13.4. LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation",) this Lease shall terminate as to the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this lease is not terminated by reason of such condemnation, repair any damage to the Premises caused by such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. ESTOPPEL CERTIFICATE.

         16.1. Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed and (iii) any other provisions of the standard from AIR Estoppel. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Office Building Project or of the business of the Lessee.

         16.2. At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         16.3. If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or an interest in a ground lease of the Office Building Project, in the event of any transfer of such title or interest. Lessor herein named case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 53 hereof nor any cooperating broker on this transaction or the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal sue and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereinafter by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration or early termination of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of lessee, except that the rent payable shall be ONE HUNDRED FIFTY PERCENT (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy. If Lessee, without Lessor's consent, remains in possession of the Premises or any part thereof after the expiration or early termination of the term hereof, such occupancy shall be a tenancy at sufferance upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this lease between the parties hereto shall be initiated in the county in which the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office building Project is located.

30. SUBORDINATION.

         30.1. This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         30.2. Lessee agrees to execute all documents required to effectuate an attornment, a subordination, or to make this Lease granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30.2.

31. ATTORNEY'S FEES.

         31.1. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

         31.2. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

         31.3. Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

         32.1. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purposes of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any times during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

         32.2. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

         32.3. Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes and in the case of emergency, to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary, in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default in this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

         39.1. DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         39.2. OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised the original Lessee while occupying the premises who does so without the intent of thereafter assigning this lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         39.3. MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be used unless the prior option to extend or renew this Lease has been so exercised.

         39.4. EFFECT OF DEFAULT ON OPTIONS.

                  39.4.1 Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1.3 or 13.1.4 and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event Lessor has given to Lessee three or more notices of default under paragraph 13.1.3, or paragraph 13.1.4, whether or not the defaults are cured during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1.2, or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                  39.4.2 The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4.1.

                  39.4.3 All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1.4 within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1.3, or paragraph 13.1.4 whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1.2, or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. SECURITY MEASURES-LESSOR'S RESERVATIONS.

         40.1. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2.2.

         40.2. Lessor shall have the following rights:

                  40.2.1 To change the name, address or title of the Office Building Project or building in which the Premises are located Not less than ninety (90) days' prior written notice;

                  40.2.2 To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                  40.2.3 To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein; and

                  40.2.4 To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office building Project or on pole signs in the Common Areas.

         40.3. Lessee shall not:

                  40.3.1 Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business; or

                  40.3.2 Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

         41.1. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of the Parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

         41.2. The obstruction of Lessee's view, air or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, if any, and incorporated herein by this reference.

49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease: Exhibits A & B, Addendum.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVISE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR                                         LESSEE

Marina Glencoe, LLC, a California     Yupi Internet, Inc. a Florida corporation
limited liability company


By /S/                                By /s/ Luis E. San Miguel
  -------------------------------        --------------------------------------
        its MANAGING MEMBER                    its CHIEF FINANCIAL OFFICER

By                                       By  Luis E. San Miguel
  -------------------------------          ------------------------------------

         its                                      its
            ---------------------                    --------------------------

Executed at BEVERLY HILLS                Executed at
            ---------------------                    --------------------------

on           10/04/99                    on               10/04/99
  -------------------------------          ------------------------------------
Address  721 N. Elm St.                  Address
       --------------------------                ------------------------------
         Beverly Hills, CA 90210
         c/o PMI Mgmt.
         1000 Roscomone Rd.
         Los Angeles, CA 90017

                                ADDENDUM TO LEASE

50. HAZARDOUS MATERIALS.

         50.1. LESSEE'S COVENANTS REGARDING HAZARDOUS MATERIALS.

                  50.1.1 LESSOR'S PRIOR CONSENT. Notwithstanding anything contained in this Lease to the contrary, Lessee has not caused or permitted, and shall not cause or permit any "Hazardous Materials" (as defined in subparagraph
50.1.2 below) to be brought upon, kept, stored, discharged, released or used in, under or about the Office Building Project by Lessee, its agents, employees, contractors, subcontractor licensees or invitees, unless (1) such Hazardous Materials are reasonably necessary to Lessee's business and will be handled, used, kept, stored and disposed of in a manner which complies with all "Hazardous Materials Laws" (as defined in subparagraph 50.1.2 below); (2) Lessee will comply with such other rules or requirements as Lessor may from time to time impose, including without limitation that: (i) such materials are in small quantities, properly labeled and contained; (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal; and (iii) such materials are for use in the ordinary course of the business (I.E. as with office or cleaning supplies); (3) notice of and a copy of the current material safety data sheet is provided to Lessor for each such Hazardous Material; and (4) Lessor shall have granted its prior written consent to the use of such Hazardous Materials.

                  50.1.2 COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. As used herein, the term "Hazardous Materials" means any (1) oil, petroleum, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Office Building Project or to persons on or about the Office Building Project or (ii) cause the Office Building Project to be in violation of any Hazardous Materials Laws (as hereinafter defined); (2) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (3) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601, ET SEQ.; the Resources Conservation Recovery Act, 42 U.S. C. 6901, ET SEQ.; the Hazardous Materials Transportation Act as amended, 49 U.S.C. 1801, ET SEQ.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. 125-1, et SEQ.; Sections 25115, 25117, 25122.7, 25140,
25249.8, 25281, 25316 and 25501 of the California Health and Safety Code; and
Article 9 or Article 11 of Title 22 of the California Code of Regulations, Division 4, Chapter 20; (4) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the office Building Project or the owners and/or occupants of property adjacent to or surrounding the Office Building Project, or any other Person coming upon the Office Building Project or adjacent property; and (5) other chemical, materials or substance which may or could pose a hazard to the environment. As used here the term "Hazardous Materials Laws" means any federal, state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Office Building Project, including, without limitation, soil, groundwater and indoor and ambient air conditions. Lessee shall at all times and in all respects comply with all Hazardous Materials Laws.

                  50.1.3 HAZARDOUS MATERIALS REMOVAL. Upon expiration or earlier termination of this Lease, Lessee shall, at Lessee's sole cost and expense, cause all Hazardous Materials brought on the Office Building Project with Lessor's consent to be removed from the Office Building Project in compliance with all applicable Hazardous Materials Laws. If Lessee or its employees, agents, or contractors violates the provisions of the foregoing two paragraphs, or if Lessee's acts, negligence, or business operations contaminate, or expand the scope of contamination of, the Office Building Project from such Hazardous Materials, then Lessee shall promptly, at Lessee's expense, take all investigatory and/or remedial action (collectively, the "Remediation") that is necessary in order to clean up, remove and dispose of such Hazardous Materials causing the violation on the Office Building Project or the underlying groundwater or the properties adjacent to the Office Building Project to the extent such contamination was caused by Lessee, in compliance with all applicable Hazardous Materials Laws. Lessee shall further repair any damage to the Office Building Project caused by the Hazardous Material contamination. Lessee shall provide prior written notice to Lessor of such Remediation, and Lessee shall commence such Remediation no later than thirty (30) days after such notice to Lessor and diligently and continuously complete such Remediation. Such written notice shall also include Lessee's method, time or procedure of the Remediation. Lessee shall not take any Remediation in response to the presence of any Hazardous Materials in or about the Office Building Project or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Office Building Project, without first notifying Lessor of Lessee's intentions to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interests with respect thereto.

                  50.1.4 NOTICES. Lessee shall immediately notify Lessor in writing of (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws with respect to the Office Building Project; (ii) any claim, demand, or complaint made or threatened by any person against Lessee or the Office Building Project relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; and (iii) any reports made to any governmental authority arising out of any Hazardous Materials on or removed from the Office Building Project. Lessor shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Office Building Project initiated in connection with any Hazardous Materials Laws.

         50.2. INDEMNIFICATION OF LESSOR. Lessee shall indemnify, protect, defend and forever hold Lessor harmless from any and all damages, losses, expenses, liabilities, obligations and costs arising out of any failure of Lessee to observe the foregoing limitations on covenants.

51. LESSOR'S DEFAULT. Any damages or judgments arising out of Lessor's default of its obligations under this Lease shall be satisfied only out of Lessor's interest and estate in the Office Building Project, and Lessor shall have no personal liability beyond such interest and estate with respect to such damages or judgments.

52. REMEDIES. The following is added to paragraph 13.2 of the Lease as an additional provision: If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefore.

53. BROKER'S COMMISSIONS. Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth in this Paragraph 53) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party. Named brokers:

                        Lessor's Broker: LEE & ASSOCIATES

                      Lessee's Broker-. BAILES & ASSOCIATES

The commission payable to Lessor's Broker with respect to this Lease shall be pursuant to the separate commission agreement in effect between Lessor and Lessor's Broker. No other commission shall be payable, notwithstanding any other provisions of the Lease, and no commission shall be paid on options, expansions, or renewals. Lessor's Broker shall pay a portion of its commission to Lessee's Broker, if so provided in any agreement between Lessor's Broker and Lessee's Broker. Nothing in this Lease shall impose any obligation on Lessor to pay a commission or fee to any party other than Lessor's Broker.

54. DELETED

55. SUBLEASE AND ASSIGNMENT REVENUES.

         55.1. SUBLEASE REVENUES. In the event that Lessee subleases all or any portion of the Premises and the total of all amounts payable to Lessee for any month under any such sublease exceeds the total of all amounts payable to Lessor hereunder for such month for the same space, the following shall apply to such excess (the "Net Sublease Revenues"):

                           (i) the Net Sublease Revenues shall first be paid to
Lessee to the extent of the applicable monthly portion, (calculated by amortizing each cost on a straight-line basis over the term of the applicable sublease) of each of the following costs to the extent reasonably incurred): (A) all brokerage commissions and attorneys' fees reasonably incurred by Lessee in connection with such sublease; and (B) all improvement allowances and other economic concessions (space planning allowances, moving allowances, etc.) paid to such subtenant; and

                           (ii) 50% of any additional Net Sublease Revenues
received by Lessee for any month shall be paid to Lessor within five (5) business days thereafter.

         55.2. ASSIGNMENT REVENUES. In the event that Lessee assigns this Lease with respect to all or any portion of the Premises, Lessee shall pay to Lessor 50% of the amount, if any, by which all amounts paid to Lessee in consideration of such assignment exceed all brokerage commissions and attorneys' fees reasonably incurred by the assigning Lessee in connection with such assignment.

Sublease Revenues, Assignment Revenues, and consideration shall include and not be limited to base rent, additional rent, and other consideration payable by assignee or sublessee (including key money and bonus money and any payment in excess of the fair market value for services rendered by Lessee or personal property transferred by Lessee to Assignee or Sublessee or assets, fixtures, inventory equipment or furniture transferred by Subtenant or Assignee to Lessee). Lessee, prior to execution of the sublessor assignment shall provide an accurate written disclosure to Lessor of any consideration proffered than that contained in the Sublease or Assignment documents.

56. OPERATING EXPENSE GROSS UP. The following is added at the end of Paragraph 4.2:

         If the Building is not ninety-five percent (95%) occupied during all or any portion of the Base Year and/or any Comparison Year, Lessor shall make an appropriate adjustment to the variable components of Operating Expenses for that Base Year and/or any Comparison Year, as applicable, as reasonably determined by Lessor employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been ninety-five percent (95%) occupied and the amount so determined shall be deemed to have been the amount of Operating Expenses for that Base Year and/or Comparison Year, as applicable.

57. REPAIR AND RESTORATION. Anything to the contrary in this Lease notwithstanding, Lessor shall in no event be obligated or required to restore or repair (i) any tenant improvements to a quality or design that exceeds building standard or (ii) any alterations made by Lessee.

58. ASSIGNMENT AND SUBLETTING.

         58.1. Without limiting Lessor's right to refuse to give such consent for any other reason or reasons, Lessor may refuse to consent to a proposed assignee or subtenant and shall be deemed to have acted reasonably if (a) the proposed use to be made of the Premises by the proposed assignee or subtenant is
(i) not generally consistent with the character and nature of other tenancies within the Building, (ii) a use which would conflict with any exclusive use provision in any other lease with any other tenant in the Building, (iii) a use which would be prohibited by any provision of this Lease, including without limitation that rules and regulations which are a part hereof, (iv) a use which is materially different from the use permitted in paragraph 6.1, or (v) a use which would involve the generation, use, storage, treatment or disposal of any Hazardous Materials: (b) the financial condition or responsibility of the proposed assignee or subtenant is not reasonably satisfactory to Lessor or in any event is not at least equal to that of Lessee as of the date hereof; (c) the proposed assignee or subtenant would denigrate the image of the Building; or (d) proposed assignee or subtenant or its proposed use of the Premises would be materially inconsistent with or have an adverse impact on the tenant mix in the Building.

59. ARBITRATION

         In the event of any controversy, dispute, claim, or other disagreement between or among the parties to the Lease, or any of them, and except as otherwise set forth in this section, and section 74.5 (if any) any and all such controversies, disputes, claims, or disagreements shall be resolved by mandatory and binding arbitration as set forth in this section. The provisions of this section contain the sole and exclusive methods, means, and procedures for resolving any and all such controversies, disputes, claims, or disagreements. The parties to the Lease hereby irrevocably waive any and all rights, if any, to the contrary, including the right to a trial by jury, in favor of the exclusive and mandatory binding arbitration provided for in this section, and shall at all times conduct themselves in strict, full, complete, and timely compliance with this section. Any and all attempts to circumvent the provisions of this section shall be absolutely null and void, and of no force and effect whatsoever. It is the intent of the parties to the Lease that any and all controversies, disputes, claims, or disagreements which arise under or relate to the Lease, or which involve the actual or purported performance or non-performance by any of the parties to the Lease of any terms of the Lease (including, with limitation, any claims as to the interpretation or validity of the Lease or of the scope of this section) are encompassed within this provision, which is intended to be applied as broadly as possible to any dispute implicating the Lease.

         Notwithstanding the foregoing, this arbitration clause shall not apply to any claim for unlawful detainer, which may be brought in any Court of proper jurisdiction, nor to any matter where the amount of the controversy does not exceed the principal sum of $5,000, exclusive of interest, cost, and attorneys' fees, nor to any matter where the relief requested by any of the parties is as a matter of law not permissible or available in an arbitration proceeding nor to any right to seek writs, injunctive relief, restraining orders or specific performance. The parties by electing arbitration do not intend to limit their ability to obtain a writ of attachment and shall have the same right as if a lawsuit had commenced, and the parties hereby waive any provision of Civil Code 1281.8 to the contrary.

         An arbitration under this section may be commenced at any time by any party to the Lease. Prior to the commencement of any such arbitration, however, the party seeking to commence the arbitration shall provide not less than ten
(10) days prior written notice, in accordance with the notice provisions of this Lease, of his, her, or its intent to commence an arbitration. Such notice shall identify the nature of the dispute and the parties who will be joined in the arbitration.

         Ten (10) or more days after the giving of the notice of the intent to commence the arbitration, any party to this Lease may file or otherwise commence an arbitration as set forth in this section. The arbitration shall be submitted to one of the following organizations, at the sole and absolute discretion of the party who first provided the notice of intent to commence the arbitration, and who then commences the arbitration:

         1. The Los Angeles office of the American Arbitration Association, in accordance with the commercial arbitration rules of the American Arbitration Association; or

         2.       The Judicial Arbitration and Mediation Services
                  (JAMS/Endispute), Los Angeles or Santa Monica office; or

         3.       The Los Angeles County Bar Association Dispute Resolution
                  Services.

         4.       Any court of competent jurisdiction.

         5. Only in the cases of the collection of rent owed by Lessee or CAM disputes, by any professional association of lawyers in existence for not less than ten years with more than 100 members and whose geographical boundaries extend to Los Angeles County.

         Irrespective of which of the five above-referenced organizations are selected by the party giving the initial notice of and commencing the arbitration, the following rules and procedures of the arbitration shall apply:

         1. The matter shall be presided over and decided by a single, neutral arbitrator.

         2. The arbitrator shall be either a retired judge of the Superior Court of the State of California, or a retired appellate justice of the California Court of Appeals, or a retired United States District Judge, or a lawyer actively engaged in the licensed and full time practice of law in the County of Los Angeles for a continuous period of not less than ten (10) years immediately preceding the selection of such person as an arbitrator. In the case of CAM disputes, the arbitrator may be a Certified Public Accountant.

         3. The arbitrator shall not at any time have ever represented or otherwise acted on behalf of any of the parties to the arbitration.

         4. No party to the Lease shall communicate with the arbitrator, directly or indirectly, except in the presence of all other parties to the arbitration, except to the extent that the parties may submit written materials in accordance with the rules of the arbitrator or arbitration organization.

         5. Except in cases of claims exceeding $200,000.00, the arbitrator shall be appointed no later than thirty (30) days after the initial filing of the arbitration. It is the intent of the parties that the arbitrator reach his or her decision within a maximum of sixty (60) days after the appointment of the arbitrator, and no party shall take any action which would result in any delay of such proceedings.

         6. The selection of the specific arbitrator to hear the matter on behalf of the American Arbitration Association, JAMS/Endispute, or the Los County Bar Association, shall be made in accordance with the neutral selection procedures established by such organizations from time to time, and not unilaterally by the party commencing the arbitration.

         7. The parties agree that the arbitrator shall have no liability whatsoever for any acts or omissions performed or omitted in good faith pursuant to the provisions of this section.

         8. The arbitrator shall enforce and interpret the rights and obligations set forth in the Lease to the full extent permitted by law; shall fix and establish any and all rules as the arbitrator shall consider to be appropriate in the arbitrator's sole and absolute discretion to govern the proceedings before the arbitrator consistent with the established rules of the arbitration organization through which he or she is appointed, including any and all rules of discovery, procedure, and/or evidence, except as otherwise set forth in this Section 59; shall properly enter a default judgment if the other party fails to answer or otherwise respond to the arbitration petition or complaint in a timely fashion; shall make and issue any and all orders, final or otherwise, and any all awards, as any court of competent jurisdiction sitting at law or in equity could make and as the arbitrator shall consider appropriate in the arbitrator's sole and absolute discretion, to the fullest extent permissible by law, including the awarding of any and all monetary damages and attorneys' fees, and any and all provisional remedies and injunctive relief, to the fullest extent permitted by law.

         9. Discovery shall be governed by the rules of the body pursuant to which the arbitration proceeding is initiated and conducted, except to the fullest extent permitted by law, the parties agree that, except for claims exceeding $200,000.00, there shall be no pre-trial discovery, except for: no more than one (1) deposition taken by each party to the dispute, which deposition shall last for no more than four (4) hours, and shall not include or require the production of any documents at the deposition; no document requests, interrogatories, or requests for admission shall be permitted, however, each party shall exchange with each other party, and provide in writing to each other party, not less than fifteen (15) days before the date first set for the commencement of the arbitration: (1) a witness list including the names, addresses, and phone numbers of all witnesses who the party proposes to have testify, together with a brief statement of the nature and subject matter of the witnesses' anticipated testimony; and (2) a full complete, and legible set of any and all exhibits which the party anticipates introducing into evidence at the trial (except for purposes of impeachment), together with an exhibit list identifying each such document by date, general description, and exhibit number.

         10. Except for claims exceeding $200,000.00, if any party wishes to present expert (opinion) testimony through non-percipient, retained experts, then, not later than twenty (20) days before the date first set for the commencement of the arbitration, such party shall disclose the identity, address, and phone number of such expert, together with a full written report containing all of the information and meeting all of the requirements of Rule 26(a)(2)(B) of the Federal Rules of Civil Procedure, and all other parties shall have twenty (20) days from the date of such disclosure to: (a) counter-designate a equal number of expert witnesses for each such topic or subject matter; and
(b) similarly provide a full written report, as specified above.

         11. Except for claims exceeding $200,000.00, each side at the arbitration shall have a maximum of a single full and regular business day to present its side of the arbitration, including opening statement, examination of its witnesses, cross-examination of any witnesses called by any other side, the presentation of evidence, and closing argument.

         12. The arbitration, and all proceedings and hearings leading up to the arbitration, shall be conducted without a court reporter, except that any party who so requests may, at that party's expense, have a certified shorthand reporter transcribe the proceedings. The party shall pay for the certified shorthand reporter, but any party shall be able to obtain a copy of the transcript at the cost of the party making the request.

         13. The decision of the arbitrator shall be final and binding, and may be confirmed and entered by any court of competent jurisdiction at the request of any party. The decision of the arbitrator shall not be appealable to a court of competent jurisdiction or otherwise, but, rather, shall be final and binding to the full extent permitted by the law, except that in the case of any award which exceeds $250,000, exclusive of costs and interest (but inclusive of fees), such an award may be appealed to any court of competent jurisdiction, in which case the standard of review shall be for manifest error of law or fact.

         14. The arbitrator shall retain jurisdiction over any dispute until the arbitrator's award has been implemented, and judgment on such award may be entered in any court having appropriate jurisdiction.

         15. The prevailing party shall be awarded reasonable attorney fees, and other costs and expenses incurred in connection with the arbitration, in accordance with paragraph 31, and the non prevailing parry shall pay the cost of the arbitrator and arbitration.

60. RECOVERY OF CONCESSIONS UPON EARLY TERMINATION. In the event that Lessee's right of possession of the Premises is terminated prior to the end of the initial term by reason of default, legal process, abandonment, or any other reason other than mutual agreement of the parties, then immediately upon such termination, an amount shall be due and payable by Lessee to Lessor equal to the unamortized portion as of that date (which amortization shall exclude any Option Terms and shall be based on an interest rate of ten (10%) percent per annum) of the sum of (i) the value of the free Base Rent (i.e., the Base Rent stated in this Lease to be abated as an inducement to Lessee's entering into this Lease) enjoyed as of that date by Lessee, and (ii) the amount of all commissions paid by Lessor in order to procure this Lease.

61. BASE RENT - INITIAL TERM. The monthly Base Rent during the initial THREE year term shall be as set forth in the following schedule which shall be payable on the first day of each month as provided in paragraph 4.1:

         MONTHS            TOTAL MONTHLY
                             BASE RENT
         ------            -------------
         1 - 12              $3,884.00
         13- 24              $3,981.10
         25- 36              $4,175.30

IN THE EVENT THAT BOTH CONDITIONS REQUIRED IN PARAGRAPH 75 ARE MET WITHIN NINETY DAYS OF LEASE EXECUTION, THE MONTHLY BASE RENT DUE FOR MONTH 36 IN THE AMOUNT OF $4,175.30 SHALL BE ABATED. AT ANY TIME DURING THIS LEASE, AT LESSOR'S OPTION, LESSOR SHALL HAVE THE RIGHT TO PAY TO LESSEE IN CASH THE PRESENT VALUE OF THE

REMAINING AMOUNT OF ANY CREDITS DUE TENANT AGAINST ITS RENT. THE PRESENT VALUE OF THE CREDITS SHALL EQUAL THE AMOUNT OF STILL REMAINING, FOR FUTURE MONTHS DISCOUNTED FOR TIME AT THE RATE OF 5% PER ANNUM. UPON RECEIPT OF SUCH MONEY, LESSEE SHALL RECEIVE NO FURTHER CREDITS AGAINST ITS RENT UNDER THIS PARAGRAPH AND SHALL, UPON THE REQUEST OF LESSOR, EXECUTE AN AMENDMENT, WHICH SHALL EVIDENCE THAT ALL OBLIGATIONS UNDER THIS PARAGRAPH HAVE BEEN SATISFIED.

62. Omitted.

63. DELIVERY OF POSSESSION: Notwithstanding anything to the contrary in paragraph 3.2.1(4), possession shall be considered tendered upon the earlier of
(1) two (2) days after notice from Lessor to Lessee of the occurrence of the items in (1) of paragraph 3.2.1 of the Lease or (2) the date that Lessee occupies the suite.

64. CAPITAL IMPROVEMENTS REDUCING OPERATING EXPENSES. Notwithstanding any other provision of paragraph 4.2.5 of the original Lease, the cost of any repair or replacement constituting a capital costs shall be included in operating expenses by amortizing the cost of the repair or replacement over its useful life if the repair or replacement was made wholly or partially for the purpose of reducing operating expenses. Notwithstanding anything to the contrary in paragraph 4.2, the determination of a replacement of equipment or improvement's useful life and if over five years or mandated by a government agency, its amortization period shall be reasonably determined by Lessor.

65. DISPUTES AS TO PAYMENTS OF RENT. Lessee agrees to pay the Rent required under this Lease within the time limits set forth in this Lease. If Lessee receives from Lessor an invoice, statement, or notice, which is sent by Lessor in good faith, and Lessee in good faith disputes whether all or part of such Rent is due and owing, Lessee shall nevertheless pay to Lessor the amount of the Rent indicated on the invoice or statement until Lessee receives a final judgment from a court of competent jurisdiction (or when arbitration is permitted, receives a final award from an arbitrator) relieving or mitigating Lessee's obligation to pay such Rent. In such instance where Lessee shall, concurrently with the payment of such rent, provide Lessor with a letter or notice entitled "Payment Under Protest", specifying in detail why Lessee is not required to pay all or part of such Rent. Lessee will be deemed to have waived its right to contest any past payment of Rent unless it has filed a lawsuit against Lessor (or when arbitration is permitted or required, filed for Arbitration and has served Lessor with notice of such filing), and has served a summons on Lessor, within one (1) year of such payment or the requirement therefor. Until an Event of Default by Lessee occurs, Lessor shall continue to provide the services and utilities required by this Lease. Inconvenience resulting from noise or conditions related to the construction of tenant improvements in other premises or renovation to the Building shall not be grounds for rent abatement.

66. CONFLICT. In the event of a conflict between the Lease and the Addendum, the Addendum shall control.

67. SUBORDINATION AND ESTOPPEL STATEMENT. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of is Security Device and shall give written notice thereof to Lessee, this Lessee and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Subject to the non-disturbance provisions in the Lease, Lessee agrees to attorn to a Lender or any other party who acquires Ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor (iii) be bound by prepayment of more than one (1) month's rent or (iv) be bound by any assignment surrender, termination, cancellation, waiver, release amendment, or modification of the Lease made without its express written consent, or be liable for the return of any security deposit. Tenant shall provide an AIREA 1987 Standard Tenant Statement in accordance with the terms of paragraph 16a and in addition to any other document required in paragraph 30, a nondisturbance, attornment, and subordination agreement in favor of lender in the form as typically required by GE Capital or, upon Lessor's election, any other commercially reasonable form.

68. LESSOR'S PROPERTY. All alterations, improvements, fixtures and or equipment which may be permanently installed and/or affixed in or about the Premises shall be and become the property of Lessor at the termination or earlier expiration of this Lease, regardless of who pays for such alterations, improvements, fixtures and/or equipment and Lessee may not remove any such items during the Term, expiration or other earlier termination of this Lease unless any such items are specifically exempted from this provision elsewhere in this Lease or by written amendment thereto. Notwithstanding the foregoing and anything to the contrary contained herein, all alterations, improvements, fixtures and or equipment existing in or about the Premises prior to the date of this Lease or installed and or affixed in or about the Premises at Lessor's expense or with any improvement allowance funds provided to Lessee by Lessor shall become the property of Lessor upon installation in or about the Premises.

69. RIGHT TO MAKE IMPROVEMENTS. Lessor shall have the right to improve other tenant suites and normal repairs and restoration to the Property, and Lessee acknowledges that the concomitant noise and inconvenience shall be temporarily permitted in a manner as consistent with industry practice.

70. EFFECTIVENESS OF LEASE. The Lease shall not be effective until it is mutually signed and delivered to both parties, and neither party should detrimentally rely until such time. No amendment or modification shall be effective until it is mutually signed and delivered to both parties, and neither party should rely upon any amendment or modification until such time.

71. LIGHT BULBS. Lessor shall only be responsible for replacement of tubular florescent bulbs.

72. EXCESS USAGE. Notwithstanding anything to the contrary in the Lease, Lessee hereby acknowledges and agrees that the HVAC and the electrical systems for the Building and the Premises were designed primarily for general office use and not for the HVAC and electrical load requirements of "industrial" and/or "entertainment" equipment including, without limitation, equipment used for or in the process of producing and editing motion pictures and television/cable programming. Accordingly, Lessee shall not without Lessor's prior consent, which may be withheld in its sole discretion, use heat-generating equipment or other lighting, machinery or equipment including, without limitation, computers, telephone switches, photocopiers and electronic data processing machines which may effect the temperature otherwise maintained in any portion of the Premises or the Building by the HVAC system (except that with respect to normal fractional office equipment this restriction shall only be applicable to the usage thereof beyond what is customary for general office purposes.) If such temperatures is affected as a result of any such use or as a result of (i) the occupancy of the Premises by more than one person per two hundred (200) square feet of Rentable Area therein; or (ii) an average electrical demand of three (3) watts (connected load) per square foot of Usable Area in the Premises, or six
(6) watts per square foot per any one office (the "Standard Electrical Usage"), Lessor shall have the right (in addition to and not in lieu of all its other rights contained in the Lease arising from a Lessee default) to install any machinery or equipment which Lessor reasonably deems necessary to restore temperature balance, including, without limitation, reconfiguration of the ductwork distribution, upgrading or adding additional VAV boxes, installation of additional HVAC compressor units, and the cost thereof including the cost of equipment and installation and any additional cost of operation and maintenance incurred thereby, shall be paid by Lessee to Lessor upon demand by Lessor. Lessor makes no representation with respect to the adequacy of fitness of the HVAC equipment in the building to maintain temperatures which may be required for, or because of any equipment of Lessee, and Lessor shall have no liability for loss or damage in connection therewith.

         ELECTRICITY. In light of the acknowledgments contained above in this
Section 72 and as an inducement to Lessor to enter into this Lease with Lessee, Lessee agrees that it shall not exceed the Standard Electrical Usage, without the prior written consent of Lessor, which may be withheld in its sole discretion. In furtherance thereof, Tenant shall not (A) install additional electrical outlets in the Premises or (B) install or operate in the Premises any electrically operated machinery, appliance or equipment (including without limitations, computers, electronic data processing machines, word processors, photocopiers, and punch card machines, and machines used in excess of 110 volts) which would exceed the capacity of the Building Systems as determined by Lessor in its sole discretion. As a condition of Lessor's approval of either (A) or (B) above, Lessee shall pay directly (instead of as part of Operating Expenses and in addition to Operating Expense payments pursuant to Section 5.1) for the cost of electrical current (at rates no higher than that charged by the public utility providing similar service) used by Lessee in excess of the Standard Electrical Usage. The amount of such excess usage shall be determined by Lessor in its sole discretion. As a further condition of Lessor's approval of either
(A) or (B) above or, in any event, if Lessor determines at any time during the term that Lessee is using electric current in excess of the Standard Electrical Usage, Lessor may, in its sole and absolute discretion, install a submeter on any floor or floors of the Premises to determine the actual amount of electric current which Lessee is utilizing from time to time. If such submeter indicates that Lessee's use of electrical current is in excess of the Standard Electrical Usage, then Lessee shall pay Lessor the actual cost of equipment and installation for such submeter and shall pay directly (instead of as part of Operating Expenses) for the actual cost of electric current in excess of the Standard Electrical Usage, plus any additional ongoing expense incurred in keeping account of the electric current so consumed. Lessor shall have the right to install such submeter at any time and from time to time during the Term or any renewal thereof. In the alternative, at Lessor's sole discretion, Lessor may determine the estimated cost of the electric current in excess of the Standard Electrical Usage by obtaining such estimate from a licensed mechanical engineer or a reportable energy consultant or by any other reasonable means established by Lessor and Lessee shall pay the cost of the estimated amount of electric current in excess of the Standard Electrical Usage plus the cost of obtaining the estimated amount.

         HVAC/AFTER HOURS USAGE. Notwithstanding anything to the contrary in the Lease, Lessee hereby agrees that Lessor is required to provide HVAC and/or electrical current to the Premises during normal business hours, 8:00am to 6:00pm Monday through Friday and 9:00am to 1:00pm Saturday, which shall exclude legal holidays. If Lessee requires HVAC and/or electrical current prior to or after normal business hours, it shall pay for such usage at an hourly rate established by an independent mechanical engineer. Lessee acknowledges that Lessor may estimate the hours of such usage by (i) requiring the Lessee to request Lessor's representative that the HVAC and/or electrical current be turned on for specified hours, (ii) using monitoring devices at the Premises, or
(iii) by any other reasonable means established by Lessor.

73. BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent Lessees in the business of Lessee. Lessee shall name Lessor as an additional insured pursuant to paragraph 8.5, and the provisions of the Waiver of Subrogation pursuant to paragraph 8.6 shall apply.

74. "AS IS PROVISION". Lessee further acknowledges and agrees that (i) Lessee has inspected the Premises and is fully satisfied with the physical condition thereof; (ii) Lessee is accepting possession of the Premises from Lessor in an "as is" condition; (iii) Lessor is performing no work with respect to the Premises; and (iv) any and all work required for Lessee to operate its business in the Premises shall be performed by Lessee, at its sole cost and expense, in accordance with plans and specifications approved in writing by Lessor.

75. PARTIAL RELEASE OF SECURITY DEPOSIT. IN THE EVENT LESSEE OBTAINS ADDITIONAL EQUITY FINANCING AFTER THE LEASE COMMENCEMENT DATE, AND PROVIDED THAT LESSEE IS NOT IN DEFAULT OF THIS LEASE, LESSOR SHALL RELEASE $11,652 OF THE SECURITY DEPOSIT HELD IF ALL OF THE FOLLOWING CONDITIONS IN LESSOR'S REASONABLE JUDGMENT ARE MET:

         (A) THE NEW EQUITY FINANCING EXCEEDS $25,000,000.

         (B) THE RATIO OF NEW EQUITY FINANCING IS THREE TIMES GREATER THAN THE CASH OPERATING LOSS FOR the PREVIOUS TWELVE MONTHS.

                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE
                                       AIR
                                   (re-typed)

Dated:  SEPTEMBER 22, 1999
By and Between: MARINA GLENCOE LLC AND YUPI INTERNET, INC.

                                  GENERAL RULES

         1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

         2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building and its occupants.

         3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business with the Office Building Project.

         4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

         5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

         6. Lessee shall not alter any lock or install new or additional locks or bolts.

         7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

         8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

         9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

         10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

         11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as REASONABLY approved by Lessor.

         12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6 P.M. and 8 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

         13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

         14. No window coverings, shades or awnings shall be installed or used by Lessee.

         15. No Lessee, employee or invitees shall go upon the roof of the Building.

         16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable government agencies as non-smoking areas.

         17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

         18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent

         19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation OTHER THAN COFFEE MAKERS, MICROWAVE OVENS, TOASTER OVENS USED FOR LESSEE'S EMPLOYEES AND INVITEES.

         20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

         21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

         22. Lessee assumes all risk from theft or vandalism and agrees to keep its Premises locked as may be required.

         23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

         1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles."

         2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

         3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

         4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

         5. -Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

         6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

         7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

         8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

         9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

         10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

         11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

         12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                       2